Exhibit 10.2

FORM OF AMENDMENT TO

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

THIS AMENDMENT No. 1 (the “Amendment”), dated November 13, 2017, to the Amended and Restated Employment Agreement (the “Agreement”), effective as of July 11, 2015, by and among Aleris International, Inc., a Delaware corporation (together with its successors and assigns, the “Company”) and Sean Stack (the “Executive”).

WHEREAS, the Compensation Committee of the Company previously authorized and approved changes in the Executive’s Annual Base Salary and Target Bonus percentage (the “Compensation Changes”); and

WHEREAS, the Compensation Committee of the Company previously authorized and approved an amendment to the Agreement that, changed the multiplier used in calculating the Executive’s Severance Payment in the event that the Company terminates the Executive’s employment thereunder without Cause, or the Executive terminates his employment thereunder with Good Reason (the “Severance Multiplier Change”); and

WHEREAS, the parties desire to amend the Agreement to acknowledge the Compensation Changes and Severance Multiplier Change as set forth herein; and

NOW, THEREFORE, for good and valuable consideration, the Executive and the Company agree as follows:

1. Amendments.

A. Section 2(a) is hereby amended by adding the following sentence at the end of the paragraph:

Effective as of November 13, 2017, Executive’s Base Salary shall be at the rate of $             per anum.

B. Section 2(b) is hereby amended by adding the following sentence at the end of the paragraph:

Effective as of November 13, 2017, Executive’s Target Bonus shall be     % of Base Salary, up to a maximum of     % of Base Salary.

C. Section 5(a)(i)(C) is hereby deleted in its entirety and replaced as follows:

(C) a cash payment equal to three (3) times the sum of (i) the annual Base Salary as of the Date of Termination (disregarding, for this purpose, any reduction in Base Salary that occurred after the Amendment Effective Date) and (ii) the annual Target Bonus as of the Date of Termination (disregarding, for the purpose of determining the Target Bonus, any reduction in Base Salary that occurred after the Amendment Effective Date) (such payment, the “Severance Payment”); and

2.	Other. Except as amended hereby, the Agreement shall remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

EXECUTIVE

Sean Stack

ALERIS INTERNATIONAL, INC.

By:

[Signature Page to the Amendment to Amended and Restated Employment Agreement]